Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Stephen E. Tremblay, certify that:

1.	I have reviewed the annual report on Form 10-K of Kraton Performance Polymers, Inc., as amended (this “report”); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 8, 2012

By:	/S/ STEPHEN E. TREMBLAY
Stephen E. Tremblay
Chief Financial Officer